                                  SCHEDULE 14A
                                (RULE 14A - 101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement                [ ] Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Buckeye Technologies Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------


     (2)  Aggregate number of securities to which transactions applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------


     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            BUCKEYE TECHNOLOGIES INC.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407



                               September 26, 2001


TO THE STOCKHOLDERS OF BUCKEYE TECHNOLOGIES INC.

         You are cordially invited to attend the annual meeting of stockholders of Buckeye Technologies Inc. to be held on Thursday, November 1, 2001 at 5:00 p.m. Central Time, at our headquarters, 1001 Tillman Street, Memphis, Tennessee. At the meeting, you will be asked to consider the matters described in the enclosed proxy statement.

         In connection with the meeting, we are enclosing a notice of annual meeting of stockholders, a proxy statement, and a form of proxy. Please complete the enclosed form of proxy so that your shares can be voted in the event you are unable to attend the meeting. If you are present at the meeting and want to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting. We urge you to return your proxy card to us in the enclosed, postage-prepaid envelope as soon as possible, even if you plan to attend the meeting. Your vote is very important.

         Detailed information relating to Buckeye's activities and operating performance during fiscal 2001 is contained in our Annual Report to Stockholders, which is being mailed to you with this proxy statement, but is not a part of the proxy soliciting material. If you do not receive or have access to the 2001 Annual Report, you may request a copy from Shirley Spears, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8125. It is also available on our internet site at www.bkitech.com.

                                        Very truly yours,

                                        /s/ Robert E. Cannon

                                        ROBERT E. CANNON
                                        Chairman and Chief Executive Officer

                            BUCKEYE TECHNOLOGIES INC.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 1, 2001


         The regular annual meeting of stockholders of Buckeye Technologies Inc. will be held on Thursday, November 1, 2001 at 5:00 p.m., Central Time, at our headquarters, 1001 Tillman Street, Memphis, Tennessee, for the following purposes:

         1. ELECTION OF DIRECTORS. To elect three Class III directors to serve until the 2004 annual meeting of stockholders;

         2. RATIFICATION OF AUDITORS. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal 2002; and

         3. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Only those stockholders of record at the close of business on September 10, 2001 are entitled to notice of, and to vote at, the annual meeting and any adjournment thereof. On that day, 34,673,900 shares of common stock were outstanding. Each share entitles the holder to one vote.

     We have enclosed with this proxy statement a copy of our Annual Report to Stockholders.

                                        By Order of the Board of Directors

                                        /s/ Sheila Jordan Cunningham

                                        SHEILA JORDAN CUNNINGHAM
                                        Senior Vice President,
                                        General Counsel and Corporate Secretary

                                        September 26, 2001




 ===============================================================================

                             YOUR VOTE IS IMPORTANT

 PLEASE MARK, SIGN, AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE
       ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

 ===============================================================================

                            BUCKEYE TECHNOLOGIES INC.
                                 P.O. Box 80407
                               1001 Tillman Street
                          Memphis, Tennessee 38108-0407


--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------

         Your vote is very important. Whether or not you plan to attend the annual meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card at your earliest convenience. This proxy statement, the form of proxy and the Annual Report to Stockholders are being sent to you in connection with this request and are being mailed to all stockholders beginning on or about September 26, 2001.


--------------------------------------------------------------------------------

                      INFORMATION ABOUT THE ANNUAL MEETING

--------------------------------------------------------------------------------

DATE AND TIME OF THE MEETING

         Thursday, November 1, 2001, 5:00 p.m. Central Time.

LOCATION OF THE MEETING

         Buckeye Technologies Inc., 1001 Tillman Street, Memphis, Tennessee.

ITEMS TO BE VOTED UPON BY STOCKHOLDERS

         You will be voting on the following matters:

         1. ELECTION OF DIRECTORS. To elect three Class III directors to serve until the 2004 annual meeting of stockholders;

         2. RATIFICATION OF AUDITORS. To ratify the selection of Ernst & Young LLP as Buckeye's independent auditors for fiscal year 2002; and

         3. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

STOCKHOLDERS ENTITLED TO VOTE

     You are entitled to vote your common stock if our records show that you held your shares as of the close of business on the record date, September 10, 2001. Each stockholder is entitled to one vote for each share of common stock held on that date. On September 10, 2001, there were 34,673,900 shares of common stock outstanding and entitled to vote. A list of stockholders entitled to vote on matters at the annual meeting will be available at Buckeye's headquarters beginning on or about September 27, 2001.

VOTING BY PROXY

         To vote by proxy, simply mark, date, and sign your proxy card and return it to us, before the annual meeting, in the postage-paid envelope provided. We will then vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) some nominees but not others. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

         If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them

         -   "FOR" the election of all of our nominees for director; and

         - "FOR" the ratification of Ernst & Young LLP as our independent auditors.

         If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

CHANGING OR REVOKING A PROXY

         You can change or revoke your proxy at any time before it is voted at the annual meeting by:

         (1) submitting another proxy in writing as of a more recent date than that of the proxy first given;

         (2) attending the annual meeting and voting in person; or

         (3) sending written notice of revocation to our corporate secretary, Sheila Jordan Cunningham.

VOTES REQUIRED

         If a quorum is present at the annual meeting,

         - the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting; and

         - the approval of independent auditors and all other matters submitted to the stockholders will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the meeting.

QUORUM

         A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. Under Delaware law, stockholders who abstain from voting on a proposal are treated as present and entitled to vote at the annual meeting and therefore have the effect of a vote against the proposal. If shares of common stock are held in the name of a broker, the failure of the broker to vote the shares is treated as if the beneficial owner of such shares failed to vote such shares.

THE COST OF SOLICITING PROXIES

         We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to solicitation by mail, regular employees of Buckeye and paid solicitors may make solicitations personally and by telephone or otherwise. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS

         In accordance with Buckeye's By-laws, stockholders' proposals intended to be presented at the 2002 annual meeting of stockholders must be received in writing by the Secretary of Buckeye not fewer than 60 days nor more than 90 days prior to the 2002 annual meeting (which is expected to be held in November
2002), in the form set forth in the By-laws, for inclusion in the proxy statement and form of proxy relating to that meeting.

--------------------------------------------------------------------------------

                                  THE PROPOSALS

--------------------------------------------------------------------------------


PROPOSAL 1 -- ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, with each class elected for a three-year term. The Board has nominated the following three persons to serve as Class III Directors: Robert E. Cannon, Henry F. Frigon and Samuel M. Mencoff. We do not anticipate that any of these nominees will be unavailable for election but, if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. The election of a director requires the affirmative vote of a plurality of shares present or represented by proxy at the meeting. The remaining members of the Board listed below will continue as members of the Board until their respective terms expire, as indicated below.

         INFORMATION ABOUT THE THREE INDIVIDUALS NOMINATED AS DIRECTORS AND THE REMAINING MEMBERS OF THE BOARD IS PROVIDED BELOW. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED BELOW UNLESS YOU SPECIFY OTHERWISE.

--------------------------------------------------------------------------------

                  NOMINEES FOR ELECTION AS CLASS III DIRECTORS
                              (TERMS EXPIRING 2004)

--------------------------------------------------------------------------------

         Robert E. Cannon, age 71, has served as Chairman and Chief Executive Officer of Buckeye since March 1993, the same year in which he became a director. Before assuming his current position, he served as Dean of the College of Management, Policy and International Affairs at the Georgia Institute of Technology from 1991 through 1992, and Senior Vice President of Procter & Gamble from 1989 to 1991. He was Group Vice President - Industrial Products of Procter & Gamble, which included the operations of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1981 to 1989. He was President of the subsidiary from 1971 through 1981.

         Henry F. Frigon, age 66, has been a director of Buckeye since 1996.
He has been a private investor and consultant since 1995. He previously served as Executive Vice President - Corporate Development and Strategy and Chief Financial Officer of Hallmark Cards, Inc. from 1991 to 1995 and as President and Chief Executive Officer of BATUS Inc. from 1983 to 1991. Mr. Frigon is a director of H&R Block Inc., Dimon International Inc., Sypris Solutions Inc., Tuesday Morning Corporation and Packaging Corporation of America.

         Samuel M. Mencoff, age 45, was elected a director in 1993. He is currently a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, which he co-founded in January 1993. He previously served as Vice President of First Chicago Venture Capital from 1987 to 1993. Mr. Mencoff is a director of Packaging Corporation of America, Bay State Paper Holding Company and Riverwood International Corporation.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

--------------------------------------------------------------------------------

                         INCUMBENT DIRECTORS -- CLASS I
                              (TERMS EXPIRING 2002)

--------------------------------------------------------------------------------

         R. Howard Cannon, age 39, now serves as Vice President, Nonwovens Sales, and previously served as Manager, Corporate Strategy since November 1999. He has served as a director of Buckeye since 1996. Before assuming a position with Buckeye, he was President of Dryve, Inc., a company consisting of 33 dry cleaning operations, a position he had held since 1987. He is co-trustee of the Cannon Family Trust. R. Howard Cannon is the son of Robert E. Cannon.

         George W. Bryan, age 57, has served as a director of Buckeye since April 2001. Mr. Bryan served as Chief Executive Officer of Sara Lee Foods from 1998 until his retirement in 2000 and as a Senior Vice President of the Sara Lee Corporation between 1983 and 1998. Mr. Bryan presently serves on the Board of Directors of Union Planters Corporation.

--------------------------------------------------------------------------------

                         INCUMBENT DIRECTORS -- CLASS II
                              (TERMS EXPIRING 2003)

--------------------------------------------------------------------------------

         Red Cavaney, age 58, has served as a director of Buckeye since 1996 and as President, Chief Executive Officer and Director of the American Petroleum Institute since October 1997. He was President, Chief Executive Officer and a director of the American Plastics Council from 1994 to 1997 immediately following service as President of the American Forest & Paper Association and President of its predecessor, the American Paper Institute. He is Chairman-Elect of the American Society of Association Executives and Chairman of the Associations Division of the United States Chamber of Commerce.

         David B. Ferraro, age 63, has served as President and Chief Operating Officer of Buckeye since March 1993, the same year in which he first became a director. He was Manager of Strategic Planning of The Procter & Gamble Company from 1991 through 1992. He served as President of Buckeye Cellulose Corporation, then a subsidiary of Procter & Gamble, from 1989 through 1991, as its Executive Vice President and Manager of Commercial Operations from 1987 through 1989, and as its Comptroller from 1973 through 1986.

--------------------------------------------------------------------------------

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------

ROLE OF THE BOARD

         Pursuant to Delaware law, our business, property and affairs are managed under the direction of our Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance and direction of Buckeye Technologies Inc., but is not involved in day-to-day operations. Members of the Board keep informed of our business by participating in Board and committee meetings, by reviewing reports sent to them regularly, and through discussions with our executive officers.

BOARD STRUCTURE

         We currently have seven directors. Our Board is divided into three groups, Class I Directors, Class II Directors, and Class III Directors. Each class of directors is elected to serve a three-year term. This means that the Class III directors who are elected at the 2001 meeting will serve until the 2004 annual meeting of stockholders unless they resign or are removed.

2001 BOARD MEETINGS

         Buckeye's Board of Directors conducted five meetings (exclusive of committee meetings) during fiscal 2001, and no director attended less than 75% of the meetings held during the period.

BOARD COMMITTEES

         The Board of Directors has an Audit Committee and a Compensation Committee.

         THE AUDIT COMMITTEE, which consists of Messrs. Henry F. Frigon, Chairman, Red Cavaney and Samuel M. Mencoff, met five times during fiscal year 2001. The Audit Committee has the authority and responsibility:

         - to hire one or more independent public accountants to audit our books, records and financial statements and to review our systems of accounting (including our systems of internal control);

         - to discuss with the independent accountants the results of the annual audit and quarterly reviews;

         - to conduct periodic independent reviews of the systems of accounting (including systems of internal control);

         - to make reports periodically to the Board with respect to its findings; and

         - to undertake other activities described more fully in the section called "Report of the Audit Committee of the Board of Directors."

         THE COMPENSATION COMMITTEE of the Board is composed of Messrs. Samuel
M. Mencoff, Chairman, George W. Bryan and Red Cavaney, all of whom are non-employee directors of Buckeye. The Compensation Committee met three times during fiscal year 2001. The Compensation Committee is responsible for establishing and administering Buckeye's executive compensation plan and developing policies and guidelines for administering the plan.

DIRECTOR COMPENSATION

         Directors who are employees of Buckeye are not entitled to receive any fees for serving as directors. However, non-employee directors receive directors' fees in the amount of $20,000 per annum payable quarterly, in cash or an equivalent amount of Buckeye's common stock, with the option provided to each director to defer receipt of his fees and receive in lieu thereof, upon the expiration of his tenure as a member of the Board, a cash payment equal to the number of shares of common stock which could have been purchased on the open market at the time of the deferral multiplied by the fair market value of the common stock at the time of expiration of such director's tenure.

         Pursuant to Buckeye's Amended and Restated Formula Plan for Non-Employee Directors, each of Messrs. Bryan, Cavaney, Frigon, Mencoff has been granted an option to acquire 10,000 shares of common stock at the prevailing market price at the time of the grant. Messrs. Cavaney, Frigon and Mencoff received their stock option grants on November 2, 2000 and Mr. Bryan received his stock option grant on April 17, 2001. Each of these directors will be granted an additional option for 10,000 shares on the date of each annual meeting of stockholders at which he is reelected to the Board or continues his service on the Board. Under the Formula Plan, each option that is issued on the date of an annual meeting of stockholders becomes fully exercisable on the first anniversary of its issuance or the next regularly scheduled annual meeting of stockholders, whichever occurs first. Each option issued on a date other than the date of an annual meeting of stockholders becomes fully exercisable on the first anniversary of its issuance. Future non-employee directors newly elected or appointed to the Board will also be entitled to receive options under the Formula Plan. Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which Mr. Mencoff's employer serves as general partner, all rights to director's fees and options to which he may be entitled as a director of Buckeye. All directors are reimbursed for out-of-pocket expenses related to their services as directors.

--------------------------------------------------------------------------------

PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit our financial statements for fiscal year 2002. We are presenting this proposal to the stockholders for ratification at the annual meeting. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

         RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS BUCKEYE'S INDEPENDENT AUDITORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS BUCKEYE'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2002.

--------------------------------------------------------------------------------

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------

         The Audit Committee consists of three directors, Messrs. Henry F. Frigon, Chairman, Red Cavaney and Samuel M. Mencoff. Each member meets the independence and qualification standards required by the New York Stock Exchange. The Audit Committee operates in accordance with its written charter, which was adopted by the Board on April 18, 2000. A copy of the Audit Committee charter appears as Exhibit A to this proxy statement. During the fiscal year ended June 30, 2001, the Audit Committee met five times.

         The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of Buckeye's internal accounting, auditing and financial reporting practices. The Audit Committee's chief duties are to:

          - hire one or more independent public accountants to audit Buckeye's books, records and financial statements and to review its system of accounting, including its systems of internal control;

          - monitor and evaluate, independently and objectively, Buckeye's internal financial controls and financial reporting procedure;

          - discuss with the independent accountants the results of their audits and reviews;

          - periodically communicate the Audit Committee's findings to the Board; and

          - facilitate communication among the Board, the independent auditors, and Buckeye's management.

         The Audit Committee has obtained from the independent auditors, Ernst & Young LLP, a formal written statement describing all relationships between the auditors and Buckeye that might bear on the auditors' independence. This statement conforms to Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also has discussed with the auditors any relationships that may impact their objectivity and independence, and it has considered Buckeye's payment of fees to the auditors, and the Audit Committee is satisfied that the auditors are independent of Buckeye.

         The Audit Committee has discussed with management Buckeye's audited financial statements for the year ended June 30, 2001. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended ("Communication with Audit Committees") and, with and without management present, discussed and reviewed the results of the independent auditors' examination of Buckeye's financial statements. The Audit Committee also has discussed with the independent auditors its evaluation of Buckeye's internal controls and the overall quality of Buckeye's financial reporting.

         Based upon the results of the inquiries and actions discussed above, in reliance upon management and Ernst & Young LLP, and subject to the limitations of its role, the Audit Committee recommended to the Board that Buckeye's audited financial statements be included in its Annual Report on Form 10-K for the year ended June 30, 2001, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder approval, of the independent auditors, Ernst & Young LLP.

                                            AUDIT COMMITTEE
                                            Henry F. Frigon, Chairman
                                            Red Cavaney
                                            Samuel M. Mencoff



--------------------------------------------------------------------------------

                                   AUDIT FEES

--------------------------------------------------------------------------------

     During fiscal year 2001, Ernst & Young LLP not only acted as independent auditors for Buckeye and our subsidiaries (work related to auditing the annual financial statements for fiscal year 2001 and reviewing the financial statements included in our Forms 10-Q) but also rendered on our behalf other services, including tax-related services, management consulting services and other accounting and auditing services. The following table sets forth the aggregate fees billed or expected to be billed by Ernst & Young LLP for audit services rendered in connection with the financial statements and reports for fiscal year 2001 and for other services rendered during fiscal year 2001 on our behalf, as well as all "out-of-pocket" costs incurred in connection with these services, which have been billed to us.

          Audit and Quarterly Review Fees
                           (for the audit of the 2001 financial statements):         $392,000

          Financial Information Systems Design and Implementation Fees:                     0

          All Other Fees:                                                             351,000
                                                                                     ========

          Total Fees                                                                 $743,000

--------------------------------------------------------------------------------

                                OTHER INFORMATION

--------------------------------------------------------------------------------

                             BUCKEYE STOCK OWNERSHIP

--------------------------------------------------------------------------------

         Except as noted below, as of September 1, 2001, our records indicated that the following number of shares were beneficially owned by (i) each person known by Buckeye to beneficially own more than 5% of Buckeye's shares; (ii) each director of Buckeye and each of the five most highly compensated executive officers; and (iii) all directors and executive officers of Buckeye as a group.

                                                                               AMOUNT AND NATURE OF     PERCENT OF
                                  NAME                                        BENEFICIAL OWNERSHIP(1)    CLASS(1)
---------------------------------------------------------------------------   -----------------------   ----------
(i)       R. Howard Cannon, Co-Trustee (2).................................           4,756,410            13.9%
               432 East Racquet Club Place
               Memphis, Tennessee 38117

          NewSouth Capital Management, Inc. (3)............................           5,859,918            16.9%
               1000 Ridgeway Loop Road, Suite 233
               Memphis, Tennessee 38120-4023

          Gilchrist Berg (4)...............................................           1,832,553             5.3%
          Robin Bradbury
               Water Street Capital, Inc.
               225 West Water Street, Suite 1987
               Jacksonville, Florida  32202

(ii)      George W. Bryan .................................................               2,500               *
          Robert E. Cannon (5).............................................           1,497,253             4.3%
          R. Howard Cannon (2) (6) (7).....................................           4,811,586            13.9%
          Red Cavaney (7)..................................................              60,000               *
          David B. Ferraro (8).............................................           1,469,005             4.2%
          Henry F. Frigon (7)..............................................              54,000               *
          Samuel M. Mencoff (7)(9).........................................             181,364               *
          George B. Ellis (10).............................................             845,397             2.4%
          Henry P. Doggrell (11)...........................................             108,844               *
          E. Allen Eppinger (12)...........................................             339,692             1.0%

(iii)     All Directors and Executive Officers as a group (13) (16 persons)          10,629,011            30.7%

------------------
* Less than 1% of the issued and outstanding shares of common stock of Buckeye.
(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 34,667,900 shares issued and outstanding as of September 1, 2001. Options to purchase an aggregate of 2,034,000 shares are exercisable or become exercisable within 60 days of September 1, 2001. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.
(2) As of September 1, 2001, includes 4,756,410 shares held by the Cannon Family Trust, R. Howard Cannon and Richard Prosser Guenther, Co-Trustees.

(3) New South Capital Management, Inc. filed a Schedule 13G/A with the Securities and Exchange Commission as of December 31, 2000, stating that as an investment advisor, it had sole dispositive power of the shares set forth herein, which constitute more than 5% of Buckeye's common stock.
(4) Gilchrist Berg and Robin Bradbury, affiliates of Water Street Capital, Inc., filed a Schedule 13G/A with the Securities and Exchange Commission as of December 31, 2000, stating they have sole or shared dispositive power of the shares set forth herein, which constitute more than 5% of Buckeye's common stock.
(5)      Includes 181,176 shares held by Kathryn Gracey Cannon, wife of Robert
         E. Cannon, as to which Mr. Cannon disclaims beneficial ownership; 15,574 shares held in Buckeye's 401(k) and retirement plans; 21,152 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 400,000 shares issuable upon the exercise of options.
(6)      Includes 4,000 shares issuable upon the exercise of options.
(7) Includes 50,000 shares issuable upon the exercise of options granted under Buckeye's stock option plan for non-employee directors.
(8) Includes 13,777 shares held in Buckeye's 401(k) and retirement plans; 15,235 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 300,000 shares issuable upon the exercise of options.
(9) Mr. Mencoff has contractually agreed to assign to Madison Dearborn Partners, L.P., an entity for which his employer serves as general partner, all rights to options to which Mr. Mencoff may be entitled as a director of Buckeye.
(10) Includes 19,069 shares held by Julie Ellis, wife of George B. Ellis, individually and as custodian for minor children, as to which Mr. Ellis disclaims beneficial ownership; 5,556 shares held in Buckeye's 401(k) and retirement plans; 6,384 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 128,000 shares issuable upon the exercise of options.
(11) Includes 3,444 shares held in Buckeye's 401(k) and retirement plans; and 100,000 shares issuable upon the exercise of options.
(12) Includes 8,033 shares held in Buckeye's 401(k) and retirement plans; 2,967 shares of restricted stock issued pursuant to Buckeye's Restricted Stock Plan; and 120,000 shares issuable upon the exercise of options.
(13) Includes an aggregate of 2,034,000 shares issuable upon exercise of options granted under the stock option plan for non-employee directors and Buckeye's other stock option plans.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

         The following summary compensation table sets forth the annual salary, bonus compensation and long-term incentive awards paid or accrued by Buckeye for each of fiscal years 2001, 2000 and 1999 to or for the account of the Chief Executive Officer and the four other most highly compensated executive officers of Buckeye (the "executive officers") for the fiscal year 2001.

--------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------


                                                                             Long Term
                                            Annual Compensation          Compensation Awards
                                           ---------------------     ---------------------------
                                                                                     Securities
                                                                     Restricted      underlying        All other
                               Fiscal                               Stock awards    options/SARS      compensation
Name and Position               Year       Salary($)    Bonus($)       ($)(1)          (#)(2)            ($)(3)
-----------------              ------      ---------    --------      ---------     ------------      -------------
Robert E. Cannon..........      2001        650,000        5,850        59,468              --           18,700
Chairman and Chief              2000        600,000      746,400        69,225          70,000           25,500
Executive Officer               1999        550,000      218,350        63,290              --           24,000

David B. Ferraro..........      2001        500,000        4,500        41,441              --           18,700
President and Chief             2000        470,673      575,351        48,752          60,000           25,500
Operating Officer               1999        433,173      168,725        45,903              --           24,000

George B. Ellis...........      2001        295,000        2,655        16,917              --           18,700
Senior Vice President,          2000        290,289      259,635        20,403          30,000           25,500
Cotton Cellulose                1999        280,289       70,675        20,341              --           24,000

Henry P. Doggrell (4).....      2001        295,000        2,655        11,541              --           12,750
Senior Vice President,          2000        285,000      238,830        14,397          30,000           18,700
Business Development            1999        275,000       70,675        13,687              --           16,800

E. Allen Eppinger.........      2001        268,173        2,374         6,029              --           37,376
Senior Vice President,          2000        234,423      181,470        11,428          30,000           45,096
Nonwovens Manufacturing         1999        205,000       74,620         8,389              --           51,262

-----------------
(1) Pursuant to Buckeye's Restricted Stock Plan, restricted shares of stock were awarded for the executive officers for fiscal years 2001, 2000 and 1999 in the following amounts: (i) in the case of Mr. Cannon, 4,823 shares, 2,962 shares and 4,157 shares, respectively; (ii) in the case of Mr. Ferraro, 3,361 shares, 2,086 shares and 3,015 shares, respectively; (iii) in the case of Mr. Ellis, 1,372 shares, 873 shares and 1,336 shares, respectively; (iv) in the case of Mr. Doggrell, 936 shares, 616 shares and 899 shares, respectively, and (v) in the case of Mr. Eppinger, 1,084 shares, 489 shares and 551 shares, respectively. The prices per share of $12.33 for fiscal year 2001, $23.37 for fiscal year 2000 and $15.23 for fiscal year 1999 were based on the average closing price of the common stock on the NYSE for the 20 business days prior to the date of grant. Although the shares may be voted by the recipient, the shares may not be sold, pledged or otherwise transferred before the recipient's approved retirement from Buckeye, and if the recipient should violate the restrictions or otherwise leave Buckeye before an approved retirement date, the shares are subject to forfeiture. The aggregate value of all restricted stock holdings at the end of fiscal year 2001 for Messrs. Cannon, Ferraro, Ellis,

         Doggrell and Eppinger was $304,589, $219,384, $91,930, $48,945 and
         $42,725, respectively. If dividends are paid to holders of common stock, holders of restricted stock similarly will be eligible to receive dividends.

(2) None of the executive officers received options during fiscal year 2001. Options granted in fiscal year 2000 were granted pursuant to the 1995 Stock Option Plan. The exercise price of options granted to Messrs. Cannon, Ferraro, Ellis, Doggrell and Eppinger during fiscal year 2000 is $16.00 per share. None of the executive officers received options during fiscal year 1999. All outstanding options vest periodically over a period of five years, except that optionees who were over the age of 57 at the time of the option grant have shorter vesting periods. Options that have vested may be exercised within a period of ten years from the date the options were granted or such shorter periods as are defined in the subscription agreements executed between Buckeye and the optionees.

(3) Amounts consist of accruals under the Buckeye Retirement Plan (the "Retirement Plan") and the Buckeye Retirement Plus Savings Plan (the "Retirement Plus Plan"), both of which are defined contribution retirement plans covering substantially all employees. Buckeye contributes 1% of the employee's gross compensation plus 1/2% for each year of service up to a maximum of 11% of the employee's gross compensation under the Retirement Plan. The Retirement Plus Plan provides for contributions by Buckeye of shares of common stock equal to an additional 4% of the employee's gross compensation during years when Buckeye has been financially successful based on a predetermined financial threshold approved by the Board. No contribution will be made to the Retirement Plus Plan for fiscal year 2001 because such threshold was not reached. Mr. Eppinger also received taxable living expenses while on assignment away from home.

(4) Mr. Doggrell resigned from his position with Buckeye on August 7, 2001 in order to pursue other business opportunities.

--------------------------------------------------------------------------------

                    OPTIONS/SARS GRANTED IN LAST FISCAL YEAR

--------------------------------------------------------------------------------

         No stock options were granted to the executive officers during fiscal year 2001.

--------------------------------------------------------------------------------

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

--------------------------------------------------------------------------------

         The following table discloses information regarding stock options held at the end of or exercised in fiscal year 2001 for each of the executive officers as of June 30, 2001.

                            Shares                         Securities underlying            Value of unexercised
                          acquired on      Value            unexercised options             in-the-money options
        Name               exercise(1)   realized(1)          at June 30, 2001               at June 30, 2001(2)
--------------------     -------------   -----------    ----------------------------    -----------------------------
                                                        Exercisable    Unexercisable    Exercisable     Unexercisable
                                                        -----------    -------------    -----------     -------------
Robert E. Cannon....           --            --           365,000         35,000        $  649,502           --
David B. Ferraro....           --            --           270,000         30,000        $  515,000           --
George B. Ellis.....           --            --           101,000         39,000        $  257,500           --
Henry P. Doggrell...           --            --           482,000         48,000        $2,788,000           --
E. Allen Eppinger...           --            --           105,000         15,000        $  154,500           --

-----------------
(1) As of June 30, 2001, no options have been exercised by the executive officers.
(2) Based on $14.40 per share, the closing price on the New York Stock Exchange as of June 30, 2001.

--------------------------------------------------------------------------------

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

         The Compensation Committee of the Board of Directors is comprised of three directors who are not employees of Buckeye. The Committee is responsible for establishing and administering Buckeye's executive compensation programs, as well as determining the salaries, compensation and benefits of the Chief Executive Officer and the Chief Operating Officer. The Compensation Committee has engaged the consulting firm of William M. Mercer, Inc., Atlanta, Georgia, to conduct appropriate surveys of executive compensation plans and to compile data for comparable companies for committee comparison and review.

         This report of the Compensation Committee describes the components of Buckeye's executive officer compensation programs and describes the basis upon which compensation is awarded to the executive officers of Buckeye.

         This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Buckeye specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Philosophy and Structure

         Total compensation levels are designed to attract, retain and reward executives who contribute to the long-term success of Buckeye. Compensation for Buckeye executives is comprised of three principal components: salary and benefits, annual at risk compensation, and long-term, equity-based incentive compensation. The Compensation Committee believes that executive compensation should be materially influenced by Buckeye's financial performance and, as such, the Committee has approved an executive compensation program that places a significant portion of executive compensation "at risk" dependent upon the company's and each individual's performance against clearly established criteria.

         Buckeye seeks to provide salary and benefit levels that are comparable to those of companies that perform similarly. Salary targets are established for various officer positions based on surveys of relevant industries conducted by an outside compensation consultant. Utilizing these targets, individual salaries are established to reflect the officer's performance in meeting the company's objectives.

         During 2001, Buckeye paid bonuses averaging 0.9% of base salary to eligible employees, including officers, under a broad-based profit sharing plan for company employees. Under this plan, bonuses of up to 15% of base salary are achievable depending upon Buckeye's business performance measured against specific annual financial targets.

         Buckeye makes payments under its At Risk Compensation ("ARC") program to officers and certain other employees based on Buckeye's business performance and the individual's role in contributing to the success of Buckeye. These awards are determined within a percentage range of base salary, with the payment of at least two-thirds of the award based on quantifiable performance criteria established by the Chief Executive Officer and the Chief Operating Officer, and the balance based on an assessment of the individual's overall performance and his or her contribution to Buckeye during the fiscal year. During the 2001 fiscal year, no payments were made to executive officers under the ARC program.

         In addition, from time-to-time, Buckeye makes long-term incentive awards to officers and certain other employees of (1) incentive and non-qualified stock options from stock option plans previously approved by the stockholders and (2) restricted stock from treasury shares of common stock set aside by Buckeye pursuant to the Restricted Stock Plan approved by the Board of Directors. The purpose of these awards is to focus the recipient's attention on the long-term performance of the business and to strengthen the alignment of stockholder and employee interests in share price appreciation. Restricted stock has been issued to certain Buckeye officers under the Restricted Stock Plan, at the fair market value of the common stock based on the average closing price on the New York Stock Exchange for the 20 business days prior to the date of grant, as a supplemental retirement benefit to partially offset the loss of benefits under Buckeye's defined contribution plans resulting from the cap on wages required by applicable rules and regulations.

Chief Executive Officer and Chief Operating Officer

         Policies with respect to the compensation of the Chief Executive Officer and the Chief Operating Officer are essentially the same as those for other officers, except that their compensation, including the criteria used for determining their ARC, is directly established by the Compensation Committee. The salary and bonus compensation of the Chief Executive Officer and the Chief Operating Officer for fiscal year 2001 reflect Buckeye's overall performance during the period. Neither the Chief Executive Officer nor the Chief Operating Officer received an ARC award for fiscal year 2001.

         The consulting firm engaged by the Committee has conducted compensation and benefit surveys that include both an assessment of Buckeye's financial performance compared to a group of comparable companies, as well as comparisons with the compensation paid to the chief executive officers and the chief operating officers of other companies.

         The Compensation Committee believes that the compensation levels of Buckeye's executive officers are competitive and reasonably comparable with the compensation and benefits paid to executive officers of companies that generate similar financial results.

                                             COMPENSATION COMMITTEE
                                             Samuel M. Mencoff, Chairman
                                             George W. Bryan
                                             Red Cavaney

--------------------------------------------------------------------------------

                                PERFORMANCE GRAPH

--------------------------------------------------------------------------------

         The following graph compares the cumulative total stockholder returns from June 28, 1996 through June 30, 2001 with returns based on the S&P 500 Index and the New York Stock Exchange (NYSE) listed Paper and Allied Products companies (SIC 2600-2699 U.S. and foreign companies). The graph assumes $100 invested on June 28, 1996, and the reinvestment of any dividends paid on account of the investments.

                                     (GRAPH)

TOTAL RETURNS INDEX                   06/1996   06/1997   06/1998   06/1999   06/2000   06/2001
                                      -------   -------   -------   -------   -------   -------
Buckeye Technologies Inc.........      100.0     122.7     171.4     110.5     159.5     104.7
S&P 500 Stocks...................      100.0     134.7     175.9     215.8     231.9     197.8
NYSE Paper Stocks................      100.0     134.4     128.5     146.2     122.2     145.2


--------------------------------------------------------------------------------

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         The federal securities laws require Buckeye's directors and executive officers, and persons who beneficially own more than 10% of a registered class of Buckeye's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of Buckeye. To Buckeye's knowledge, based solely on review of the copies of such reports furnished to Buckeye and representations by certain reporting persons, all of Buckeye's officers, directors and greater than 10% beneficial owners made all filings required in a timely manner.

--------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

--------------------------------------------------------------------------------

         Prior to April 2001, Mr. Robert E. Cannon was the sole owner of a limited liability company that owned an aircraft that was leased to Buckeye from time to time for company business. The Audit Committee of the Board of Directors has determined that the charges for the use of the aircraft by Buckeye were no less favorable to Buckeye than those that would be paid in a comparable transaction in arm's-length dealings with an unrelated party.

--------------------------------------------------------------------------------

                                  OTHER MATTERS

--------------------------------------------------------------------------------

         The Board of Directors knows of no matters other than those discussed in this proxy statement which will be presented at the 2001 annual meeting of stockholders. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.

         Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the annual meeting, we will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended June 30, 2001. Requests should be directed to Shirley Spears, Buckeye Technologies Inc., P.O. Box 80407, 1001 Tillman Street, Memphis, Tennessee 38108-0407, (901) 320-8125.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Sheila Jordan Cunningham

                                       SHEILA JORDAN CUNNINGHAM
                                       Senior Vice President,
                                       General Counsel and Corporate Secretary

Memphis, Tennessee
September 26, 2001

                                                                       EXHIBIT A

                            BUCKEYE TECHNOLOGIES INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

        The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding the committee may supplement them as appropriate.

- The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the authority and responsibility to evaluate and, where appropriate, recommend replacement of the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

- The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

- The committee shall review the interim financial statements with management and the independent auditors prior to filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

- The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                     PROXY

                           BUCKEYE TECHNOLOGIES INC.
                                 P.O. BOX 80407
                              1001 TILLMAN STREET
                         MEMPHIS, TENNESSEE 38108-0407

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

    The undersigned appoints each of Sheila Jordan Cunningham and Gayle L. Powelson, or either of them, with full power of substitution and revocation as Proxy to vote all shares of stock standing in my name on the books of Buckeye Technologies Inc. (the "Company") at the close of business on September 10, 2001, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters, 1001 Tillman Street, Memphis, Tennessee, on November 1, 2001, at 5:00 p.m., Central Time, and at any and all adjournments, upon the matters set forth in the Notice of the meeting. The Proxy is further authorized to vote in his or her discretion as to any other matters which may come before the meeting. At the time of preparation of the Proxy Statement, the Board of Directors knows of no business to come before the meeting other than that referred to in the Proxy Statement.

    THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND WHEN NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ON THIS PROXY.

[X] Please mark votes as in this example.

---------------------------------------------------------       ----------------------------------------
ELECTION OF DIRECTORS (terms expiring in 2004)
                                                                RATIFICATION OF APPOINTMENT OF
Nominees: Robert E. Cannon, Henry F. Frigon,                    INDEPENDENT AUDITORS.
          Samuel M. Mencoff
                                                                FOR       AGAINST       ABSTAIN
                FOR            WITHHELD                         [ ]         [ ]           [ ]
                [ ]               [ ]                           ----------------------------------------

Exceptions:
---------------------------------------------------------
          For all nominees except as noted above.
---------------------------------------------------------

Dated:          ,  2001    Signed:
      ----------                  ----------------------------------------------

                           Signed:
                                  ----------------------------------------------
                                  Shareholder should sign here exactly as
                                  shown on the label affixed hereto.
[Label to be placed here]         Administrator, Trustee, or Guardian,
                                  please give full title. If more than one
                                  Trustee, all should sign. All Joint Owners
                                  should sign.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO: Proxy Department, First Union National Bank, 1525 W. T. Harris Boulevard, Building 3C3, Charlotte, North Carolina 28288-1153.